                                                                 EXHIBIT 10.14


                       Executive Officers who are Parties
                     to an Incentive Stock Option Agreement

                                               Number of Shares of Mariner
                                               Holdings, Inc. Common Stock
         Executive Officer                Subject to Stock Option Agreement
         -----------------                -------------------------------
         Richard R. Clark                              5,000
         James M. Fitzpatrick III                      5,000
         Gregory K. Harless                            3,570
         Robert E. Henderson                           5,000
         W. Hunt Hodge                                 5,000
         Frank A. Pici                                 5,000
         Clinton D. Smith                              5,000
         Michael W. Strickler                          5,000